EXHIBIT 10.8

Abstract for the lease

Parties of the agreement	Jin Su Seo, Clavis Technologies
The agreement period	1st contract date: 2005.01.17
The amount of loan
1st contract period: 2005.01.30~2007.01.29 (24months)
2nd contract period: 2007.01.30~2009.01.30
(Extending 24 months without increasing deposit)
3rd contract period: 2009.01.31~2010.01.30
(Extending 12 months without increasing deposit)

The deposit	W 50,000,000 (separate VAT, Value-Added Tax)
The payment condition	The initial payment W 5,000,000 The part payment W 20,000,000 The rest W 25,000,000
The rental fee	W 4,500,000/month (including management expenses)
Other payment	Electric charges
The size of rented space	247.61m2
Contents of the contract
- A lessee cannot rent out to other people some or all of the office instead of a landlord
- A lessee cannot assign to other people some or all of the office instead of a landlord
- Before the lease ends, a lessee has a right to negotiate with a landlord about extending the rental period and increasing rate of deposit.